1 FULL YEAR & Q4 2022 EARNINGS CONFERENCE CALL MICHAEL HAYFORD, CEO OWEN SULLIVAN, PRESIDENT & COO TIM OLIVER, CFO February 7, 2023

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain “forward- looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend these forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Act. Statements that describe or relate to NCR’s plans, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding: NCR’s focus on advancing our strategic growth initiatives and transforming NCR into a software-led as-a-service company with a higher mix of recurring revenue streams; our expectations of NCR's ability to deliver increased value to customers and stockholders; various macroeconomic challenges that may impact our financial performance in 2023; our expectations and assumptions regarding NCR's full year and first quarter 2023 financial performance; expectations to leverage our software and payments platform to increase share of wallet; our focus on operational excellence; managing supply chain challenges; expectations regarding our evolution to a lean factory model by outsourcing manufacturing; free cash flow generation; and statements regarding the planned separation of NCR into two separate companies, including, but not limited to, statements regarding the anticipated timing and structure of such planned transaction, the future commercial or financial performance of the commerce company or the ATM company following such planned transaction, value creation and ability to innovate and drive growth generally as a result of such transaction, and the expected capital structure, net debt and pension obligations of the companies at the time of and following the transaction. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1A “Risk Factors” of NCR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 25, 2022 and those factors detailed from time to time in NCR’s other SEC reports including quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated February 7, 2023, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. NOTES TO INVESTORS

3 NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non- GAAP" measures, including: selected measures, such as period-over-period revenue growth; gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); free cash flow; gross margin (non-GAAP); net debt; adjusted EBITDA; adjusted EBITDA growth; adjusted EBITDA margin; the ratio of net debt to adjusted EBITDA; operating income (non-GAAP); interest and other expense (non- GAAP); income tax expense (non-GAAP); effective income tax rate (non-GAAP); net income (non-GAAP); and measurements in constant currency. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non- GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. CHANGE IN REPORTABLE SEGMENTS. Effective January 1, 2022, the Company realigned its reportable segments to correspond with changes to its operating model, management structure and organizational responsibilities. Prior periods have been reclassified in order to conform to current period presentation. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, interchange and network revenue, cryptocurrency- related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "CC" means constant currency. (iv) the term "LTM" means last twelve months. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

4 2022 OVERVIEW Strong execution advancing strategic growth initiatives Continued increase in customer satisfaction Revenue up 13% CC Y/Y Adjusted EBITDA growth of 16% CC Y/Y Recurring revenue up 20% CC Y/Y

5 2022 HEADWINDS Pandemic War in Eastern Europe Supply chain disruptions Interest rates Inflation Foreign exchange

6 BUSINESS UPDATE Plan to separate NCR into two public companies Retail - Continue growth in NCR EmeraldTM Hospitality - Momentum in AlohaTM Digital Banking – Winning in the market Payments - Gaining traction across Merchant acquiring and AllpointTM networks Self-Service Banking - Acceleration in ATMaaS

7 Adjusted EBITDA up 8% y/y as reported and up 14% CC Non-GAAP diluted EPS up 4% y/y as reported and up 8% CC; FX impact $(0.03) Free Cash Flow improving Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue down 1% y/y as reported and up 2% CC; Recurring revenue up 3% y/y as reported and up 7% CC Q4 2022 FINANCIAL RESULTS $ in millions, except for EPS $2,034 $353 $100 $1,972 $380 $0.76 $0.80 ($28) $202 $2,009 $380 $0.79 $1,182 $1,222 $1,223

8 Adjusted EBITDA up 10% y/y as reported and up 16% CC Non-GAAP diluted EPS up 2% y/y as reported and up 12% CC; FX impact $(0.22) Free Cash Flow impacted by near term investments in working capital Total Revenue/Recurring Adjusted EBITDA Non-GAAP Diluted EPS Free Cash Flow Revenue up 10% y/y as reported and up 13% CC; Recurring revenue up 16% y/y as reported and up 20% CC 2022 FINANCIAL RESULTS $ in millions, except for EPS $6,915 $1,058 $323 $6,207 $896 $2.81 $1.69 $467 $460 $7,156 $1,244 $2.56 $3,182 $3,338 $4,166 $164 $2.62 $4,841 $7,844 $1,370

9 $ in millions, except platform lanes RETAIL Revenue Adjusted EBITDA Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 $0 $70 $140 SCO RevenuePlatform Lanes ARR Up 3% y/y Key Strategic Metrics Up 1% y/yUp 211% y/y $608 $575 $119 $128 16,973 52,849 $1,038 $1,039 $1,008 $575 $116 $1,049 $895 4,249 $992 FY22 Flat CC FY22 5% CC

10 $ in millions, except site counts HOSPITALITY Revenue Adjusted EBITDA Platform Sites ARR Up 20% y/y Up 6% y/y Key Strategic Metrics $231 $238 $39 $51 24,490 $479 $239 $54 $510 29,391 $423 18,467 Payments Sites Up 64% y/y 2,957 4,851 659 FY22 22% CCFY22 10% CC

11 $ in millions DIGITAL BANKING Revenue Adjusted EBITDA $133 Active Users ARR Up 5% y/y Up 3% y/y Key Strategic Metrics $137 $60 $52 18.0M 18.9M $465 $481 $139 $54 17.7M $428 Registered Users Up 5% y/y 25.5M 26.9M 24.5M FY22 6% CC FY22 6% CC

12 $ in millions PAYMENTS & NETWORK* Revenue Adjusted EBITDA $295 Endpoints (in thousands) Transactions (in millions) ARR Up 24% y/y Up 27% y/y Up 8% y/y Key Strategic Metrics $336 17 $114$105 1,765 $1,170 $1,267 103 $319 $96 2,250 128 346 $74 FY22 96% CC FY22 76% CC * Fiscal 2021 includes the results of Cardtronics plc from the date of acquisition, June 21, 2021.

13 $ in millions, except units and percentages SELF-SERVICE BANKING Revenue Adjusted EBITDA $707 Software & Services Revenue Mix ATMaaS Units ARR Flat to prior year Up 226% y/y Up 4% y/y Key Strategic Metrics $640 66% $150$148 4,377 $1,38868% $691 $161 14,287 $1,444 68% 628 $1,337 FY22 1% CC FY22 4% CC

14 $ in millions Free Cash Flow Q4 2022 FY 2022 Cash provided by operating activities $202 $447 Less: Total capital expenditures (88) (377) Plus: Restricted cash settlement activity 33 27 Plus: Pension contributions 55 67 Free Cash Flow $202 $164 FREE CASH FLOW, NET DEBT & EBITDA Net Debt & EBITDA Q4 2022 Q4 2021 Debt $5,665 $5,562 Cash $(505) $(447) Net Debt $5,160 $5,115 Adjusted EBITDA LTM $1,370 $1,244 Net Debt / Adjusted EBITDA 3.8x 4.1x

NCR

2023 GUIDANCE

In millions, except per share amounts

Guidance [1]	Q1 2023	FY 2023
Revenue	$1,800 - $1,900	$7,800 - $8,000
Adjusted EBITDA	~$300	$1,450 - $1,550
Non-GAAP Diluted EPS [2]	$0.55 - $0.60	$3.30 - $3.50
Non-GAAP Diluted EPS (prior convention) [2]	$0.35 - $0.40	$2.55 - $2.75
Free Cash Flow	$100 - $200	$400 - $500
Assumptions		
Interest expense	$85	$330
Effective tax rate (non-GAAP)	29%	29%
Non-GAAP dilutive share count	152	155

[1] With respect to our Adjusted EBITDA, Free Cash Flow and non-GAAP diluted earnings per share guidance, we do not provide a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income from continuing operations, GAAP cash flow from operating activities and GAAP diluted earnings per share from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Refer to the slides “Notes to Investors” and "Non-GAAP Measures" for additional information regarding our use of non-GAAP financial measures. [2] Our Non-GAAP Diluted EPS calculation previously included stock-based compensation expense. Beginning in 2023, we will exclude the impact of stock-based compensation expense from our Non-GAAP Diluted EPS calculation, which in 2022 would have resulted in Non-GAAP Diluted EPS of approximately $3.32.

15

16 EBITDA CASUAL WALKS $ in millions External Impacts Inflation Temporal Actions Permanent Actions Volume Shift to Recurring Price M&A & Other 2021 2022 2022 2023 Outlook $1,244 $1,370 $1,370 $1,450 - $1,550

17 NCR SEPARATION PLAN(1) (1) There can be no guarantee that the planned separation will be completed in the expected form or within the expected time frame or at all. Nor can there be any guarantee that the commerce business and ATM business after a separation will be able to realize any of the potential strategic benefits, synergies or opportunities as a result of these actions. Neither can there be any guarantee that shareholders will achieve any particular level of shareholder returns. Nor can there be any guarantee that the planned separation will enhance value for shareholders, or that NCR or any of its divisions, or separate NCR (RemainCo) and NCR ATM (SpinCo) business, will be commercially successful in the future, or achieve any particular credit rating or financial results. (2) Includes merchant acquiring services. NCR (RemainCo) NCR ATM (SpinCo)

18 Independent Businesses CREATING TWO LEADING COMPANIES NCR (RemainCo) #1 Provider of POS software #1 Provider of self- checkout #1 User footprint among independent digital banking providers Retail Hospitality Digital Banking Merchant Services JetPayTerafina Attractive combination of revenue growth and profitability, enabling it to reinvest in the business and accelerate growth Leading Positions Expected Attractive Financial Profile NCR ATM (SpinCo) Self-Service Banking ATM Network #1 Provider of multi-vendor ATM software applications #1 Retail-based surcharge-free network T&T ATM as a Service Allpoint Network LibertyX Attractive margins and free cash flow, enabling opportunity for significant capital return to shareholders

19 NCR SEPARATION ROADMAP

20 LOOKING FORWARD Transformation to a software-led as-a-service company Drive margin expansion Increase cash flow generation Continue to execute strategic growth initiatives Plan to separate NCR into two public companies Cost take out actions

21 SUPPLEMENTARY MATERIALS

22 Q4 2022 Q4 2021 % Change Revenue $2,009 $2,034 (1)% Gross Margin 485 503 (4)% Gross Margin Rate 24.1% 24.7% Operating Expenses 319 380 (16)% % of Revenue 15.9% 18.7% Operating Income 166 123 35% % of Revenue 8.3% 6.0% Interest and other expense, net (83) 49 (269)% Income Tax Expense (Benefit) 92 109 Effective Income Tax Rate 110.8% 63.4% Net Income (Loss) from Continuing Operations (attributable to NCR) $(7) $64 (111)% Diluted EPS from Continuing Operations $(0.08) $0.43 (119)% $ in millions, except per share amounts Q4 2022 GAAP RESULTS

23 Q4 2022 Q4 2021 % Change as Reported % Change Adjusted Constant Currency Revenue (non-GAAP) $2,009 $2,034 (1)% 2% Gross Margin (non-GAAP) 520 549 (5)% (1)% Gross Margin Rate (non-GAAP) 25.9% 27.0% Operating Expenses (non-GAAP) 288 334 (14)% (11)% % of Revenue 14.3% 16.4% Operating Income (non-GAAP) 232 215 8% 13% % of Revenue 11.5% 10.6% Interest and other expense (non-GAAP) (65) (63) 3% 3% Income Tax Expense (non-GAAP) 50 39 28% 28% Effective Income Tax Rate (non-GAAP) 29.9% 25.7% Net Income (Loss) From Continuing Operations (attributable to NCR) (non- GAAP) $119 $114 4% 14% Diluted EPS (non-GAAP) $0.79 $0.76 4% 8% $ in millions, except per share amounts Q4 2022 OPERATIONAL RESULTS

24 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. There can be no assurance that either NCR (RemainCo) or NCR ATM (SpinCo) will utilize the non-GAAP metrics herein, that they will not use different metrics, or that they will define such metrics differently than as presented herein. Non-GAAP Diluted Earnings Per Share (EPS), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Expenses (non-GAAP), Operating Income (non-GAAP), Operating Margin Rate (non-GAAP), Interest and Other (Expense) (non-GAAP), Income Tax Expense (non- GAAP), Effective Income Tax Rate (non-GAAP), and Net Income from Continuing Operations Attributable to NCR (non-GAAP). NCR’s non-GAAP diluted EPS, gross margin (non-GAAP), gross margin rate (non-GAAP), operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), effective income tax rate (non- GAAP), and net income from continuing operations attributable to NCR (non-GAAP) are determined by excluding, as applicable, pension mark- to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including amortization of acquisition related intangibles and transformation and restructuring activities, from NCR’s GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other income (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to NCR, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Beginning in 2023, we will exclude the impact of stock-based compensation expense from our Non-GAAP Diluted EPS calculation. Free Cash Flow. NCR defines free cash flow as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus restricted cash settlement activity, plus acquisition related items, less the impact from the initial sale of Trade accounts receivables under the agreement entered into during the third quarter of 2021, and plus pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow does not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES

25 Net Debt and Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations attributable to NCR plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus stock-based compensation expense; plus other income (expense); plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles and transformation and restructuring charges, among others. NCR uses Adjusted EBITDA to manage and measure the performance of its business segments. NCR also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the Company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is a measure frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. Special Item Related to Russia The war in Eastern Europe and related sanctions imposed on Russia and related actors by the United States and other jurisdictions required us to commence the orderly wind down of our operations in Russia beginning in the first quarter of 2022. As of December 31, 2022, we have ceased operations in Russia and are in process of dissolving our only subsidiary in Russia. As a result, for the twelve months ending December 31, 2022, our non-GAAP presentation of the measures described above exclude the immaterial impact of our operating results in Russia, as well as the impact of impairments taken to write down the carrying value of assets and liabilities, severance charges, and the assessment of collectability on revenue recognition. We consider this to be a non-recurring special item and management has reviewed the results of its business segments excluding these impacts. We have not adjusted the presentation of the prior year period due to the immaterial impact of Russia to revenue and income from continuing operations for the three and twelve months ended December 31, 2021. NON-GAAP MEASURES

26 Constant currency. NCR presents certain financial measures, such as period-over-period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR’s management believes that presentation of financial measures without this result may contribute to an understanding of the Company's period-over-period operating performance and provides additional insight into historical and/or future performance, which may be helpful for investors. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

27 Q4 2022 Q3 2022 Q4 2021 Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ (7) $ 69 $ 64 Pension Mark-to-Market Adjustments 8 — (118) Transformation & Restructuring Costs 30 17 46 Acquisition-Related Amortization of Intangibles 42 44 44 Acquisition-Related Costs 1 1 6 Separation Costs 3 — — Interest Expense 81 74 64 Interest Income (7) (3) (4) Depreciation and Amortization 109 107 107 Income Taxes 92 43 109 Stock-Based Compensation Expense 28 28 35 Adjusted EBITDA (non-GAAP) $ 380 $ 380 $ 353 GAAP TO NON-GAAP RECONCILIATION $ in millions

28 Q4 2022 LTM Q3 2022 LTM Q4 2021 LTM Net (Loss) Income from Continuing Operations Attributable to NCR (GAAP) $ 64 $ 135 $ 97 Pension Mark-to-Market Adjustments 8 (118) (118) Transformation & Restructuring Costs 123 139 66 Acquisition-Related Amortization of Intangibles 172 174 132 Acquisition-Related Costs 10 15 98 Separation Costs 3 — — Loss on Debt Extinguishment — — 42 Interest Expense 285 268 238 Interest Income (13) (10) (8) Depreciation and Amortization 423 421 357 Income Taxes 148 165 186 Stock-Based Compensation Expense 125 132 154 Russia 22 22 — Adjusted EBITDA (non-GAAP) $ 1,370 $ 1,343 $ 1,244 GAAP TO NON-GAAP RECONCILIATION $ in millions

29 Q4 2022 Q3 2022 Q4 2021 Retail $ 116 $ 128 $ 119 Hospitality 54 51 39 Digital Banking 54 60 52 Payments & Network 96 114 105 Self-Service Banking 161 150 148 Corporate and Other (92) (112) (104) Eliminations (9) (11) (6) Adjusted EBITDA $ 380 $ 380 $ 353 ADJUSTED EBITDA BY SEGMENT $ in millions

GAAP TO NON-GAAP RECONCILIATION

Q4 2022

$ in millions, except per share amounts

	Q4 QTD 2022 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Separation Costs	Valuation Allowance & Other Tax	Pension Mark-to-Market Adjustments	Q4 QTD 2022 non-GAAP
Product revenue	**$631**	$—	$—	$—	$—	$—	**$—**	**$631**
Service revenue	**1,378**	—	—	—	—	—	**—**	**1,378**
Total revenue	**2,009**	**—**	**—**	**—**	**—**	**—**	**—**	**2,009**
Cost of products	**537**	(5)	(3)	—	—	—	**—**	**529**
Cost of services	**987**	(3)	(24)	—	—	—	**—**	**960**
Gross margin	**485**	**8**	**27**	**—**	**—**	**—**	**—**	**520**
Gross margin rate	***24.1%***	*0.4%*	*1.4%*	*—%*	*—%*	*—%*	***—%***	***25.9%***
Selling, general and administrative expenses	**266**	(10)	(15)	(1)	(3)	—	**—**	**237**
Research and development expenses	**53**	(2)	—	—	—	—	**—**	**51**
Total operating expenses	**319**	(12)	(15)	(1)	(3)	—	**—**	**288**
Total operating expense as a % of revenue	*15.9%*	*(0.6)%*	*(0.7)%*	*—%*	*(0.1)%*	*—%*	***—%***	***14.3%***
Income from operations	**166**	**20**	**42**	**1**	**3**	**—**	**—**	**232**
Income from operations as a % of revenue	*8.3%*	*1.0%*	*2.1%*	*—%*	*0.1%*	*—%*	***—%***	***11.5%***
Interest and Other (expense) income, net	**(83)**	10	—	—	—	—	**8**	**(65)**
Income from continuing operations before income taxes	**83**	30	42	1	3	—	**8**	**167**
Income tax (benefit) expense	**92**	—	19	—	1	(72)	**10**	**50**
Effective income tax rate	***110.8%***							***29.9%***
Income (loss) from continuing operations	**(9)**	30	23	1	2	72	**(2)**	**117**
Net income (loss) attributable to noncontrolling interests	(2)	—	—	—	—	—	**—**	**(2)**
Income (loss) from continuing operations (attributable to NCR)	**$(7)**	**$30**	**$23**	**$1**	**$2**	**$72**	**$(2)**	**$119**
Diluted earnings per share	**$(0.08)**	**$0.20**	**$0.15**	**$0.01**	**$0.01**	**$0.48**	**$(0.01)**	**$0.79**
Diluted shares outstanding	**137.5**							**149.9**

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GAAP TO NON-GAAP RECONCILIATION

FY 2022

$ in millions, except per share amounts

	FY 2022 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Separation Costs	Russia	Valuation Allowance & Other Tax	Pension Mark-to-Market Adjustments	FY 2022 non-GAAP
Product revenue	**$2,351**	$—	$—	$—	$—	$(5)	$—	**$—**	**$2,346**
Service revenue	**5,493**	—	—	—	—	(4)	—	**—**	**5,489**
Total revenue	**7,844**	**—**	**—**	**—**	**—**	(9)	**—**	**—**	**7,835**
Cost of products	**2,097**	(16)	(8)	—	—	(9)	—	**—**	**2,064**
Cost of services	**3,889**	(21)	(92)	(1)	—	(10)	—	**—**	**3,765**
Gross margin	**1,858**	**37**	**100**	**1**	**—**	**10**	—	**—**	**2,006**
Gross margin rate	***23.7%***	*0.5%*	*1.3%*	*—%*	*—%*	*0.1%*	*—%*	***—%***	***25.6%***
Selling, general and administrative expenses	**1,152**	(64)	(72)	(9)	(3)	(6)	—	**—**	**998**
Research and development expenses	**217**	(12)	—	—	—	—	—	**—**	**205**
Total operating expenses	**1,369**	(76)	(72)	(9)	(3)	(6)	—	**—**	**1,203**
Total operating expense as a % of revenue	*17.5%*	*(1.0)%*	*(0.9)%*	*(0.1)%*	*—%*	*(0.1)%*	—	***—%***	***15.4%***
Income from operations	**489**	**113**	**172**	**10**	**3**	**16**	**—**	**—**	**803**
Income from operations as a % of revenue	*6.2%*	*1.4%*	*2.2%*	*0.1%*	*—%*	*0.2%*	—	***—%***	***10.2%***
Interest and Other (expense) income, net	**(278)**	10	—	—	—	6	—	**8**	**(254)**
Income from continuing operations before income taxes	**211**	123	172	10	3	22	—	**8**	**549**
Income tax (benefit) expense	**148**	16	49	1	1	3	(72)	**10**	**156**
Effective income tax rate	***70.1%***								***28.4%***
Income from continuing operations	**63**	107	123	9	2	19	72	**(2)**	**393**
Net income (loss) attributable to noncontrolling interests	(1)	—	—	—	—	—	—	**—**	**(1)**
Income from continuing operations (attributable to NCR)	**$64**	**$107**	**$123**	**$9**	**$2**	**$19**	**$72**	**$(2)**	**$394**
Diluted earnings per share	**$0.34**	**$0.71**	**$0.82**	**$0.06**	**$0.01**	**$0.13**	**$0.48**	**$(0.01)**	**$2.62**
Diluted shares outstanding	**141.2**								**150.4**

31

32 Q4 QTD 2022 GAAP Q4 QTD 2022 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income (loss) from continuing operations (attributable to NCR) $(7) $119 Dividends on convertible preferred shares $(4) $— Income (loss) from continuing operations attributable to NCR common stockholders $(11) $119 Weighted average outstanding shares: Weighted average diluted shares outstanding 137.5 140.7 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 137.5 149.9 Diluted earnings per share from continuing operations (1) $(0.08) $0.79 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q4 2022

33 FY 2022 GAAP FY 2022 non- GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $64 $394 Dividends on convertible preferred shares $(16) $— Income from continuing operations attributable to NCR common stockholders $48 $394 Weighted average outstanding shares: Weighted average diluted shares outstanding 141.2 141.2 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 141.2 150.4 Diluted earnings per share from continuing operations (1) $0.34 $2.62 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts FY 2022

NCR

GAAP TO NON-GAAP RECONCILIATION

Q4 2021

$ in millions, except per share amounts

	Q4 QTD 2021 GAAP	Transfor mation Costs	Acquisition-related amortization of intangibles	Acquisition - related costs	Debt Refinancing & Extinguish-ment	Tax Related Items	Pension mark-to-market adjustments	Q4 QTD 2021 non-GAAP
Product revenue	**$640**	$—	$—	$—	$—	$—	$—	**$640**
Service revenue	**1,394**	—	—	—	—	—	—	**1,394**
Total revenue	**2,034**	—	—	—	—	—	—	**2,034**
Cost of products	**560**	(16)	(1)	—	—	—	—	**543**
Cost of services	**971**	(9)	(20)	—	—	—	—	**942**
Gross margin	**503**	**25**	**21**	—	—	—	—	**549**
Gross margin rate	***24.7%***	*1.3%*	*1.0%*	*—%*	*—%*	*—%*	*—%*	***27.0%***
Selling, general and administrative expenses	**316**	(15)	(23)	(7)	—	—	—	**271**
Research and development expenses	**64**	—	—	(1)	—	—	—	**63**
Total operating expenses	**380**	(15)	(23)	(8)	—	—	—	**334**
Total operating expense as a % of revenue	*18.7%*	*(0.3)%*	*(1.0)%*	*(1.2)%*	—	—	—	***16.4%***
Income from operations	**123**	**40**	**44**	**8**	—	—	—	**215**
Income from operations as a % of revenue	*6.0%*	*0.8%*	*1.8%*	*1.2%*	—	—	—	***10.6%***
Interest and Other (expense) income, net	**49**	6	—	—	—	—	(118)	**(63)**
Income from continuing operations before income taxes	**172**	46	44	8	—	—	(118)	**152**
Income tax (benefit) expense	**109**	7	9	(12)	—	(48)	(26)	**39**
Effective income tax rate	***63.4%***							***25.7%***
Income from continuing operations	**63**	39	35	20	—	48	(92)	**113**
Net income (loss) attributable to noncontrolling interests	(1)	—	—	—	—	—	—	**(1)**
Income from continuing operations (attributable to NCR)	$64	**$39**	**$35**	**$20**	**$—**	**$48**	**($92)**	**$114**
Diluted earnings per share	**$0.43**	**$0.26**	**$0.23**	**$0.13**	**$—**	**$0.32**	**($0.62)**	**$0.76**
Diluted shares outstanding	**140.3**							**149.5**

34

NCR

GAAP TO NON-GAAP RECONCILIATION

FY 2021

$ in millions, except per share amounts

	FY 2021 GAAP	Transformation Costs	Acquisition-related amortization of intangibles	Acquisition-related costs	Debt Refinancing & Extinguishment	Tax Related Items	Pension mark-to-market	FY 2021 non-GAAP
Product revenue	**$2,193**	$—	$—	$—	$—	$—	**$—**	**$2,193**
Service revenue	**4,963**	—	—	—	—	—	**—**	**4,963**
Total revenue	**7,156**	**—**	**—**	**—**	**—**	**—**	**—**	**7,156**
Cost of products	**1,850**	(16)	(9)	—	—	—	**—**	**1,825**
Cost of services	**3,413**	(23)	(51)	—	—	—	**—**	**3,339**
Gross margin	**1,893**	**39**	**60**	**—**	**—**	**—**	**—**	**1,992**
Gross margin rate	***26.5%***	*0.5%*	*0.7%*	*—%*	*—%*	*—%*	***—%***	***27.8%***
Selling, general and administrative expenses	**1,151**	(20)	(72)	(84)	—	—	**—**	**975**
Research and development expenses	**268**	(1)	—	(1)	—	—	**—**	**266**
Total operating expenses	**1,419**	(21)	(72)	(85)	—	—	**—**	**1,241**
Total operating expense as a % of revenue	*19.8%*	*(0.3)%*	*(1.0)%*	*(1.2)%*	—	—	***—%***	***17.3%***
Income from operations	**474**	**60**	**132**	**85**	**—**	**—**	**—**	**751**
Income from operations as a % of revenue	*6.6%*	*0.8%*	*1.8%*	*1.2%*	—	—	***—%***	***10.5%***
Interest and Other (expense) income, net	**(190)**	6	—	31	43	—	**(118)**	**(228)**
Income from continuing operations before income taxes	**284**	66	132	116	43	—	**(118)**	**523**
Income tax (benefit) expense	**186**	10	28	11	1	(68)	**(26)**	**142**
Effective income tax rate	***65.5%***							***27.2%***
Income from continuing operations	**98**	56	104	105	42	68	**(92)**	**381**
Net income (loss) attributable to noncontrolling interests	1	—	—	—	—	—	**—**	**1**
Income from continuing operations (attributable to NCR)	**$97**	**$56**	**$104**	**$105**	**$42**	**$68**	**($92)**	**$380**
Diluted earnings per share	**$0.58**	**$0.38**	**$0.70**	**$0.71**	**$0.28**	**$0.46**	**($0.62)**	**$2.56**
Diluted shares outstanding	**139.0**							**148.2**

35

36 Q4 QTD 2021 GAAP Q4 QTD 2021 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $64 $114 Dividends on convertible preferred shares (4) — Income from continuing operations attributable to NCR common stockholders $60 $114 Weighted average outstanding shares: Weighted average diluted shares outstanding 140.3 140.3 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 140.3 149.5 Diluted earnings per share (1) $0.43 $0.76 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Q4 2021

37 FY 2021 GAAP FY 2021 non- GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $97 $380 Dividends on convertible preferred shares (16) — Income from continuing operations attributable to NCR common stockholders $81 $380 Weighted average outstanding shares: Weighted average diluted shares outstanding 139.0 139.0 Weighted as-if converted preferred shares — 9.2 Total shares used in diluted earnings per share 139.0 148.2 Diluted earnings per share (1) $0.58 $2.56 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends or deemed dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stakeholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts FY 2021

38 Q4 2022 Q3 2022 Q4 2021 Cash provided by operating activities $202 $127 $270 Less: Total capital expenditures $(88) $(115) $(106) Less: Sale of accounts receivables $— $— $(26) Plus: Pension contributions $55 $3 $4 Plus: Restricted cash settlement activity $33 $(43) $(42) Free Cash Flow $202 $(28) $100 $ in millions GAAP TO NON-GAAP RECONCILIATION

39 FY 2022 FY 2021 FY 2020 FY 2019 Cash provided by operating activities $447 $1,077 $641 $634 Less: Total capital expenditures $(377) $(348) $(263) $(329) Less: Sale of accounts receivables $— $(300) $— $— Plus: Pension contributions $67 $17 $89 $23 Plus: Restricted cash settlement activity $27 $(41) $— $(5) Plus: Acquisition Related Items $— $55 $— $— Free Cash Flow $164 $460 $467 $323 $ in millions GAAP TO NON-GAAP RECONCILIATION

40 Q4 2022 Revenue Growth % (GAAP) Favorable (Unfavorable) FX Impact Revenue Growth % Constant Currency (non-GAAP) Retail (5) % (4) % (1) % Hospitality 3% (2) % 5 % Digital Banking 5% — % 5 % Payments & Network 8% (3) % 11 % Self-Service Banking (2) % (4) % 2 % Other (16) % (2) % (14) % Eliminations 38% — % 38 % Total Revenue (1) % (3) % 2 % RECONCILIATION OF CONSTANT CURRENCY

41 FY 2022 Revenue Growth % (GAAP) Favorable (Unfavorable) FX Impact Revenue Growth % Constant Currency (non-GAAP) Retail 1% (4) % 5 % Hospitality 9% (1) % 10 % Digital Banking 6% — % 6 % Payments & Network 91% (5) % 96 % Self-Service Banking — % (4) % 4 % Corporate and Other (18) % (4) % (14) % Eliminations 65% — % 65 % Total Revenue 10% (3) % 13 % RECONCILIATION OF CONSTANT CURRENCY

42 Q4 2022 Adjusted EBITDA Growth % Favorable (Unfavorable) FX Impact Adjusted EBITDA Growth % Constant Currency (non-GAAP) Retail (3) % (5) % 2 % Hospitality 38% — % 38 % Digital Banking 4% — % 4 % Payments & Network (9) % (4) % (5) % Self-Service Banking 9% (4) % 13 % Corporate and Other 12% (4) % 16 % Eliminations (50) % — % (50) % Adjusted EBITDA 8% (6) % 14 % RECONCILIATION OF CONSTANT CURRENCY

43 FY 2022 Adjusted EBITDA Growth % Favorable (Unfavorable) FX Impact Adjusted EBITDA Growth % Constant Currency (non-GAAP) Retail (6) % (6) % — % Hospitality 22% — % 22 % Digital Banking 6% — % 6 % Payments & Network 70% (6) % 76 % Self-Service Banking (3) % (4) % 1 % Corporate and Other (8) % (1) % (7) % Eliminations (89) % — % (89) % Adjusted EBITDA 10% (6) % 16 % RECONCILIATION OF CONSTANT CURRENCY